Exhibit 99.2

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

This First Amendment (“Amendment”) to Asset Purchase Agreement is made between MID-CENTRAL PLASTICS, INC., an Iowa corporation (“Seller”), and INNOVATIVE INJECTION TECHNOLOGIES, INC., an Iowa corporation (“Buyer”), as of June 20, 2003.

RECITALS:

WHEREAS, Seller and Buyer entered into that certain Asset Purchase Agreement (“Agreement”) dated May 29, 2003; and

WHEREAS, Sections 2.2 and 2.4 of the Agreement relate to the funds to be paid and the documents to be delivered to Seller at the Closing; and

WHEREAS, certain grant funds in the aggregate amount of $205,000 (the “Grant Funds”) will not be available to pay over to Seller until after the Closing; and

WHEREAS, an additional subordinated note is to be issued by Buyer to Seller after the Closing; and

WHEREAS, Seller and Buyer desire to amend Sections 2.2 and 2.4 of the Agreement to reflect the delayed availability of the Grant Funds and the delivery of the additional subordinated note.

AGREEMENTS:

NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Section 2.2 shall be amended to allow for the Grant Funds to be paid to Seller after the Closing, such that Section 2.2 shall read, in its entirety, as follows:

2.2.                              Purchase Price.  As purchase price for the Purchased Assets (the “Purchase Price”), Buyer shall (a) pay to Seller at the Closing $4,595,000 by bank wire transfer of immediately available funds to the account designated on Schedule 2.2 hereof; (b) deliver to Seller at the Closing Buyer’s promissory note in the face amount of $98,500 due three months after closing in the form of the note attached as Exhibit 2.2(b) (the “Three Month Note”); (c) deliver to Seller at the Closing Buyer’s promissory note in the face amount of $97,000 due six months after closing in the form of the note attached as Exhibit 2.2(c) (the “Six Month Note”); (d) deliver to Seller at the Closing Buyer’s 15% Subordinated Promissory Note in the face amount of $1,250,000 due three years after closing in the form of the note attached as Exhibit 2.2(d) (the “Subordinated Note”); (e) pay to Seller on or before June 24, 2003, $130,000 by bank wire transfer of immediately available funds to the account designated on Schedule 2.2 hereof; (f) pay to Seller on or before June 27, 2003, $75,000 by bank wire transfer of immediately available funds to the account designated on Schedule 2.2 hereof; and (g) deliver to Seller on or before July 7, 2003, Buyer’s 15% Subordinated Promissory Note in a face amount to be mutually agreed upon by Seller and Buyer on or before July 7, 2003, due three years after closing in the form of the note attached as Exhibit 2.2(g) (the “Post-Closing Subordinated Note).  The Three Month Note, Six Month Note, Subordinated Note, and Post-Closing Subordinated Note are hereinafter occasionally referred to individually as a “Note” and collectively as the “Notes”.

2.                                       Section 2.4 shall be amended to allow for the Grant Funds to be paid to Seller after the Closing, such that Section 2.4 shall read, in its entirety, as follows:

(a)                                  Except for the Grant Funds (of which, $130,000 shall be paid on or before June 24, 2003 and $75,000 shall be paid on or before June 27, 2003) and the Post-Closing Subordinated Note (which shall be delivered on or before July 7, 2003), the Purchase Price due at Closing, by wire transfer of immediately available funds in U.S. dollars to the account designated on Schedule 2.2 by Seller and the Notes;

3.                                       Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

4.                                       Except as amended by this Amendment, the Agreement shall continue in full force and effect and the parties ratify and confirm the Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment with legal and binding effect as of the date and year first above written.

SELLER:	MID-CENTRAL PLASTICS, INC.

By:
Daryl R. Lindemann
Assistant Secretary

BUYER:	INNOVATIVE INJECTION TECHNOLOGIES, INC.

By:
Robert J. Janeczko
President

EXHIBIT 2.2(g)

POST-CLOSING SUBORDINATED NOTE

THE SECURITIES REPRESENTED BY THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.  COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS NOTE TO THE SECRETARY OF THE CORPORATION.

THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT BY MID-CENTRAL PLASTICS, INC. AND MORTON INDUSTRIAL GROUP, INC. IN FAVOR OF WELLS FARGO BUSINESS CREDIT, INC. DATED AS OF JUNE 20, 2003.

15% SUBORDINATED PROMISSORY NOTE DUE JUNE 20, 2006

NO. 2003-2

$	Peoria, Illinois	, 2003

Innovative Injection Technologies, Inc., a corporation duly organized and existing under the laws of the State of Iowa, and i2 Tech, L.L.C., a limited liability company duly organized and existing under the laws of the State of Iowa, for value received, hereby promise to pay to Morton Industrial Group, Inc. or order, on June 20, 2006, the principal amount of                                                        ($                                      ) and to pay interest (computed on the basis of a 360-day year of twelve thirty-day months) on the unpaid principal balance from the date of this Note at the rate of fifteen (15%) percent per annum, in monthly installments of interest on the 20th day of each month hereafter until maturity, and to pay on demand interest at the rate of fifteen (15%) percent per annum on any overdue principal and overdue installment of interest.  The makers of this Note are hereafter referred to collectively as the “Company”.  Payments of principal and interest shall be made in such coin or currency of the United States of America as at the time of payment in legal tender for the payment of public and private debts at the Office of the Company, or at the option of the holder hereof, at such other place in the United States of America as the holder shall have designated to the Company in writing; provided, however, that in lieu of a monthly interest installment the Company shall have the option to defer payment of the interest installment to the due date of the final principal payment hereunder.  Any deferred interest installment shall be evidenced an additional Note made by the Company payable to the holder hereof and dated the due date of the deferred interest installment.  Any such additional Note shall be in substantially the form hereof.  The Company shall as soon as practicable, on or after the deferred interest installment date, deliver to the holder hereof the additional Note.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR UNDER ANY STATE SECURITIES ACT, AND IT MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE NOTE UNDER THOSE ACTS, OR AN OPINION OF COUNSEL FOR THE MAKER THAT SUCH REGISTRATION IS NOT REQUIRED.

SECTION 1.  THE NOTES

This Note, any notes issued hereunder as a result of a deferral of an interest installment, and any note or notes substituted herefor or therefor are referred to herein as the “Notes” or a “Note.”

SECTION 2.  PREPAYMENTS

2.1                                 The Company may, at its option, prepay the Notes in whole or in part at any time without penalty or premium.

2.2                                 In the case of each prepayment of less than all of the outstanding Notes, the principal amount so to be prepaid shall be allocated among the respective Notes and holders thereof so that the principal amount to be prepaid shall be applied first to the additional Notes issued in connection with any deferral of an interest installment hereunder beginning with the last Note so issued and continuing therefrom to the Note or Notes issued immediately preceding the last such Note to be fully prepaid.

2.3                                 Written notice of each prepayment, if any, pursuant to Section 2.1 hereof shall be given not less than thirty nor more than sixty days prior to each prepayment date.  Such notice shall state:

(1)                                  The prepayment date;

(2)                                  If less than all of the outstanding Notes are to be prepaid, the identification (and, in the case of partial prepayment, the respective principal amounts) of the Notes to be prepaid; and

(3)                                  The amount of accrued interest to be paid on the Notes to be prepaid.

Such notice, and any other notice given to a holder of this Note, shall be mailed, postage prepaid, by first class mail to the payee herein named, irrespective of whether the payee is the holder of this Note; provided, however, that if any subsequent holder of this Note shall have presented it to the Company for inspection at the Office of the Company and shall have delivered to the Company at such office a written notice of the acquisition by such holder of this Note and designated in writing an address to which notices in respect of this Note shall be mailed, such notices shall be mailed to such holder at such designated address instead of to the payee herein named, unless and until any subsequent holder of this Note shall comply with the provisions of this Section 2.3.

2.4                                 On each prepayment date, the Company shall be obligated to prepay, at the Office of the Company, the principal amount of the Note, or the portion of such principal amount to be prepaid pursuant to this Section 2, plus interest accrued on such principal amount, or portion thereof, to the prepayment date.  If this Note is to be prepaid in whole or in part as hereinbefore provided, then this Note or the portion hereof to be prepaid, as the case may be, shall cease to bear interest on and after the date fixed for such prepayment, provided such prepayment is duly made or duly provided for.  Upon the due prepayment in part of this Note, the holder hereof shall surrender it to the Company, which shall thereupon issue and deliver with charge to such holder, a new Note for the unpaid balance of this Note; provided, however, that instead of surrendering this Note as aforesaid, the holder of this Note, with the approval of the Company, may, at its option, present this Note to the Company for notation hereon of the payment of the portion of the principal of this Note so prepaid and this Note shall thereupon be returned to or on the order of the holder hereof.  To the extent that any of the Notes are prepaid, they shall be canceled and may not be redelivered.  Any new Note made and delivered in accordance with the provisions of this Section shall be dated as of the date to which interest has been paid on the indebtedness to be evidenced by such new Note, or if no interest has yet been so paid, then dated the date hereof.

SECTION 3.  COVENANTS

The Company covenants that so long as this Note shall be outstanding:

3.1                                 The Company will maintain an office at West Des Moines, Iowa or at such other place in the United States as the Company may designate by written notice given pursuant to Section 2.3, where notices, presentations and demands to or upon the Company in respect of this Note may be made or given.

3.2                                 The Company will promptly cause to be paid and discharged all lawful taxes, assessments and governmental charges or levies imposed upon the Company or any Subsidiary or upon the income and profits of, or upon any property belonging to the Company or any Subsidiary before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such property or any part thereof; provided, however, that the Company shall not be required to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the amount or validity thereof shall be contested in good faith by appropriate proceedings, and the Company or such Subsidiary, as the case may be, shall set aside on its books reserves with respect thereto which the Company and the independent public accountants who are at the time employed to audit the books and accounts of the Company or such Subsidiary consider adequate.

3.3                                 The Company will at all times cause its physical property and the physical property of its Subsidiaries used or desirable in the conduct of the business of the Company or its Subsidiaries to be maintained, preserved, protected and kept in good repair, working order and condition, and from time to time cause to be made all needful and proper repairs, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may in the opinion of the Company be properly and advantageously conducted at all times; provided, however, that nothing in this Section 3.3 shall require the Company or any Subsidiary to maintain, preserve, protect or keep in good repair, working order or condition any physical property which, in the sole discretion of the Company, is obsolete or surplus or unfit for use or may not be used advantageously in the conduct of the business of the Company or such Subsidiary, as the case may be.

3.4                                 The Company will at all times keep, and cause each Subsidiary to keep, true and complete books of record and accounts in accordance with generally accepted accounting principles and practices.

3.5                                 The Company will at all times cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises, and the corporate existence, rights and franchises of each Subsidiary, and comply with and cause each Subsidiary to comply with, all laws and governmental requirements applicable to the Company or such Subsidiary; provided, however, that nothing in this Section 3.5 shall (1) require the Company or any Subsidiary to maintain, preserve or renew any right or franchise which in the opinion of the board of directors of the Company is not necessary or desirable in the conduct of the business of the Company or of such Subsidiary, as the case may be; or (2) prevent the termination of the corporate existence of any Subsidiary if in the opinion of the board of directors of the Company such termination is in the best interest of the Company and not disadvantageous to the holders of the Notes; or (3) prevent any consolidation or merger involving the Company or a Subsidiary.

3.6                                 The Company will at all times maintain adequate general comprehensive liability insurance coverage on its business and properties, including product liability and business interruption riders and shall supply evidence of the same to the payee when requested.

SECTION 4.  SUBORDINATION OF NOTES

4.1                                 The Company, for itself, its successors and assigns, covenants and agrees, and each holder of Notes by its acceptance thereof likewise covenants and agrees, that the payment of the principal of and interest on each and all of the Notes shall be subordinate and subject, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness.

4.2                                 Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other dissolution, winding up, liquidation or reorganization of the Company:

(1)                                  Any Senior Indebtedness shall first be paid in full, or provision made for such payment in full of the principal thereof, and premium, if any, and interest thereon, before any payment is made on account of the principal of, or interest on, the Notes;

(2)                                  Any payment or distribution of assets of the company of any kind or character, whether in cash, property or securities (other than stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section 4 with respect to the Notes, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan or reorganization or readjustment), to which the holders of the Notes would be entitled except for the provisions of this Section 4 shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and premium, if any, and interest on, the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness; and

(3)                                  In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section 4 with respect to the Notes, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the holders of the Notes before all Senior Indebtedness is paid in full, or provision made for its payment, such payment or distribution shall be paid over to the holders of Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, as provided in the foregoing paragraph (2), for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

4.3                                 Subject to the payment in full of all Senior Indebtedness, the holders of the Notes shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of and interest on the Notes shall be paid in full, and no such payments or distributions in respect of the Notes of cash, property or securities distributable to the Senior Indebtedness under the provisions hereof shall, as between the Company, its creditors other than the holders of senior Indebtedness, and the Holders of the Notes, be deemed to be a payment by the Company to or on account of Notes.  It is understood that the provisions of this Section 4 are and are intended solely for the purposes of defining the relative rights of the holders of the Notes, on the one hand, and the holders of the Senior Indebtedness, on the other hand.  Nothing contained in this Section 4 is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Notes, the absolute and unconditional obligation of the Company to pay to the holders of the Notes the principal of and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Notes and creditors of the Company other than the holders of the Senior Indebtedness; nor shall anything herein or therein prevent the holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under the Notes, subject to the rights, if any, under this Section 4 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

4.4                                 Upon any distribution of assets of the Company referred to in this Section 4, the holders of the Notes shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to such holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon and all other fact pertinent thereto or to this Section 4.

4.5                                 If there shall have occurred a default in the payment of the principal of (or premium, if any) or interest on any Senior Indebtedness, then, unless and until such default shall have been cured or waived, or payment of principal or interest shall be made by the Company on the Notes, and no holder of Notes shall be entitled to receive any such payment.  Nothing contained in this Section 4 shall, however (1) affect the obligation of the Company to make, or prevent the Company from making, at any time, except during the pendency of any dissolution, winding up, liquidation or reorganization proceedings or except as provided in the first sentence of this Section 4.5, payments of principal of or interest on the Notes, or (2) prevent the application by any paying agent of any moneys deposited with it by the Company to the payment of or on account of the principal of, or interest on, the Notes, if, at the time of such deposit, the paying agent did not have written notice of any event prohibiting the making of such payment or deposit by the Company, or (3) be construed as preventing the occurrence of any Event of Default hereunder.

4.6                                 No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Note, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

4.7                                 Any renewal or extension of the time of payment of any Senior Indebtedness or the exercise by the holders of Senior Indebtedness of any of their rights under the Senior Indebtedness, including without limitation the waiver of default thereunder or the release of any security therefor, may be made or done all without notice to or assent from the holders of the Notes.  No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligations under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Indebtedness is outstanding or of such Senior Indebtedness, and no release of property securing any Senior Indebtedness, whether or not such release is in accordance with the provisions of any applicable documents, shall in any way alter or affect any of the provisions of this Section 4.

SECTION 5.  EVENTS OF DEFAULT

5.1                                 If any one or more of the following events (“Events of Default”) shall have occurred for any reason and shall be continuing at the time of any notice thereof from any holder of a Note:

(1)                                  Default shall be made in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, whether by reason of the provisions of Section 4 hereof or for any other reason and such default shall continue for a period of five days;

(2)                                  Default shall be made in the payment of the principal of any of the Notes (including any prepayment), as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise, whether by reason of the provisions of Section 4 hereof or for any other reason;

(3)                                  Default shall be made in the due observance and performance of any covenant, agreement or condition in the Notes and such default shall continue for a period of thirty days after written notice thereof to the Company by the holder of any Note;

(4)                                  The Company shall:

(a)                                  Admit in writing its inability to pay its debts generally as they become due;

(b)                                 File a petition in bankruptcy or a petition to take advantage of any insolvency act;

(c)                                  Make an assignment for the benefit of its creditors;

(d)                                 Consent to the appointment of a receiver of itself or of the whole or any substantial part of its property; or

(e)                                  On a petition in bankruptcy filed against it, be adjudicated a bankrupt;

(5)                                  The Company or any Subsidiary shall file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statue of the United States of America or any state or district or territory thereof;

(6)                                  A court of competent jurisdiction shall enter an order, judgment or decree appointing, without the consent of the Company or such Subsidiary, a receiver of the Company or any of its Subsidiaries or of the whole or any substantial part of its property, or approving a petition filed against the Company or any of its Subsidiaries seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or district or territory thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within sixty days from the date of the entry thereof; or

(7)                                  Under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Company or any of its Subsidiaries or of the whole or any substantial part of its property, and such custody or control shall not be terminated or stayed within sixty days from the date of assumption of such custody or control;

then, and in every such event, the holder of this Note, by notice in writing to the company, may declare this Note to be, and this Note shall thereupon become, due and payable without presentment, protest or further demand of any kind, all of which are hereby expressly waived.

5.2                                 If any event shall occur that constitutes, or after continuance for a specified period would constitute, an Event of Default under this Section 5, or if the holder of any Note shall demand payment or take any other action permitted upon the occurrence of any such event, the company will at once give notice to all holders of Notes, specifying the nature of such event or of such demand or action, as the case may be.

5.3                                 In case any one or more the Events of Default specified above in this Section 5 shall have happened and be continuing, the holder of this Note may proceed to protect and enforce its rights either by suit in equity and/or by action at law, or by other appropriate proceeding, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the holder of this Note.

5.4                                 No remedy herein conferred on the holder hereof is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

SECTION 6.  DEFINITIONS

For the purposes of this Note:

6.1                                 “Office of the Company” shall mean the office of the Company maintained pursuant to Section 3.1 hereof.

6.2                                 “Subsidiary” shall mean any corporation a majority of the shares of capital stock of which  having voting power for the election of directors is at the time owned directly or indirectly by the Company or its other Subsidiaries.

6.3                                 The term “Senior Indebtedness” shall mean the principal of the premium, if any, and interest on the following, whether outstanding on the date of execution of this Indenture or thereafter incurred, assumed or guaranteed:  (1) indebtedness (other than these Debentures) of the Company or any Subsidiary for money borrowed by the Company; (2) indebtedness of the Company or any Subsidiary for money borrowed by others and guaranteed or assumed, directly or indirectly, by the Company; (3) indebtedness incurred, assumed or guaranteed by the Company in connection with the acquisition by it or a Subsidiary of any other businesses, properties or other assets (other than merchandise or similar property acquired in the ordinary course of business); or (4) renewals, extensions or refunding of indebtedness of the kinds described in the preceding Clauses (1), (2) and (3); but the term “Senior indebtedness” shall not include any indebtedness which by its terms is subordinate or subject in right of payment to any other indebtedness of the Company, and shall in no event exceed $5,295,000 in the aggregate.

SECTION 7.  AMENDMENTS

With the consent of the holders of not less than seventy-five (75%) percent in principal amount of outstanding Notes, evidenced by a written instrument or instruments, the Company may amend the Notes by executing and delivering to the holders an amendment thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Notes or of modifying in any manner the rights of the holders; provided, however, that no such amendment shall, without the consent of the holder of each outstanding Note affected thereby:

(1)                                  Change the stated maturity of the principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suite for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of prepayment, on or after the prepayment date);

(2)                                  Reduce the percentage in principal amount of the outstanding Notes, the consent of whose holders is required for any amendment, or the consent of whose holders is required for any waiver of compliance with the provisions hereof; or

(3)                                  Modify any of the provisions of this Section 7, except to increase any such percentage or to provide that other provisions of the Notes cannot be modified or waived without the consent of the holder affected thereby.

Upon the execution and delivery of any amendment in accordance with this Section 7, the Notes shall be modified in accordance therewith, and every holder of Notes theretofore or thereafter executed and delivered shall be bound thereby.

SECTION 8.  NOTICES, ETC.

Any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by this Note to be made upon, given or furnished to, or filed with, the Company shall be sufficient for every purpose hereunder if in writing and mailed, first class mail, postage prepaid, to the Company, addressed to it at the Office of the Company.  Any notice to a holder of the Notes shall be sufficiently given (unless otherwise herein provided) if given as provided in Section 2.3 hereof.

SECTION 9.  MUTILATED, DESTROYED, LOST OR STOLEN NOTES

9.1                                 A mutilated Note may be surrendered and thereupon the company shall execute and deliver in exchange therefor a new Note of like tenor and principal amount.

9.2                                 If there by delivered to the company (1) evidence to the satisfaction of the Company of the destruction, loss or theft of any Note, and (2) such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Company that such Note has been acquired by a bona fide purchaser, the Company shall execute and deliver in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount.

9.3                                 Upon the issuance of any new Note under this Section 9, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

9.4                                 Every new Note issued in accordance with this Section 9 in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, or lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of the Notes equally and proportionately with any and all other Notes duly issued hereunder.

9.5                                 The provisions of this Section 9 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 10.  OTHER PROVISIONS

10.1                           The sections herein are for convenience only and shall not affect the construction hereof, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Note as a whole and not to any particular section or other subdivision.

10.2                           All covenants, promises and agreements in this Note by the Company shall bind its successors and assigns, whether so express or not.

10.3                           Each Note shall be deemed to be a contract made under the laws of the State of Illinois, and for all purposes each Note shall be construed in accordance with the laws of said state.

10.4                           The obligations of each of the makers of the Notes shall be joint and several.

10.5                           References to the “Company” herein shall be construed to refer to both makers of this Note collectively, and to each maker of this Note separately.

IN WITNESS WHEREOF, the Company has caused this Note to be executed in its corporate name by its duly authorized officer and to be dated as of the day and year first above written.

INNOVATIVE INJECTION TECHNOLOGIES, INC.

By
Name:	Robert J. Janeczko
Title:

i2 Tech, L.L.C.

By:
Name:	Robert J. Janeczko
Title: